SUBSCRIPTION AGREEMENT


         This Subscription Agreement (the "Agreement"), dated as of June 30, 1997, by and between SONIC AUTO WORLD, INC., a Delaware corporation (the "Corporation"), and SONIC FINANCIAL CORPORATION, a North Carolina corporation ("SFC"), sets forth the terms and conditions of SFC's subscription for the capital stock of the Corporation.

         WHEREAS, subject to the filing of a Certificate of Amendment (the "Certificate") to the Certificate of Incorporation of the Corporation, such Certificate to be substantially in the form attached hereto as Exhibit A, with and by the Secretary of State of the State of Delaware in accordance with applicable law, the authorized capital stock of the Corporation consists of (i) 50,000,000 shares of Class A Common Stock with par value of $.01 per share, (ii) 15,000,000 shares of Class B Common Stock with par value of $.01 per share, (the "Class B Common Stock"), and (iii) 3,000,000 shares of preferred stock with par value of $.10 per share;

         WHEREAS, SFC is the owner of (i) certain shares of the common stock (the "SAW Shares") of the Corporation, (ii) certain shares of the common stock (the "TCF Shares") of Town and Country Ford, Inc., a North Carolina corporation ("TCF"), (iii) certain shares of the common stock (the "Lone Star Shares") of Lone Star Ford, Inc., a Texas Corporation ("Lone Star"), (iv) certain shares of the common stock (the "Frontier Shares") of Frontier Oldsmobile-Cadillac, Inc., a North Carolina corporation ("Frontier"), and (v) certain shares of the common stock (the "FMF Management Shares") of FMF Management, Inc., a South Carolina corporation ("FMF Management") (the SAW Shares, TCF Shares, Lone Star Shares, Frontier Shares and FMF Management Shares, collectively, the "SFC Shares");

         WHEREAS, in connection with a proposed reorganization of the operations of the Corporation and various automobile dealerships and the entities having interests therein substantially as outlined on Exhibit B hereto (the "Reorganization"), the parties hereto propose to effect an exchange of the SFC Shares for Class B Common Stock as described herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. SUBSCRIPTION FOR SHARES. SFC hereby subscribes to and agrees to purchase 7,105 shares of the Class B Common Stock in consideration for the transfer to the Corporation of all of the SFC Shares (the "SFC Transfer"). SFC hereby agrees to take all actions necessary to effect the SFC Transfer. The Corporation hereby accepts the subscription by SFC for 7,105 shares of the Class B Common Stock and agrees that, upon consummation of the SFC Transfer, the Corporation will issue SFC a stock certificate representing 7,105 shares of the Class B Common Stock and that upon issuance such shares will be validly issued, fully paid and non-assessable.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SFC. SFC hereby represents, warrants and covenants that:


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                  (a) It has good and valid title to all of the SFC Shares, free and clear of all liens, pledges, encumbrances, claims, security interests, charges, voting trusts, voting agreements, other agreements, rights, options, warrants or restrictions or claims of any kind, nature or description and that all such SFC Shares, in respect of each of the Corporation, TCF, Lone Star, Frontier and FMF Management, as applicable, are validly issued, fully paid and non-assessable;

                  (b) It is purchasing the Class B Common Stock hereby subscribed for investment only, for its own account, and not with a view to the distribution thereof;

                  (c) It understands that the Class B Common Stock hereby subscribed will be issued without registration with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), and will be issued under one or more exemptions from registration in the Act and state securities laws that depend upon the intent hereby represented and that the Corporation will rely on such representation in issuing such Class B Common Stock without registration;

                  (d) It will make no transfer of its securities acquired hereunder in violation of the Act, any rules of the SEC, any state securities law or statute or this Agreement, and will not offer, sell, mortgage, pledge or otherwise dispose of the securities it acquires hereunder, unless, in the opinion of counsel satisfactory to the Corporation, registration under applicable federal or state securities laws is not required; and

                  (e) It agrees that the stock certificate issued pursuant to this Agreement, and any replacements thereof, may be marked with a legend to the effect that such Class B Common Stock cannot be sold or transferred without either (i) registration under federal and state securities laws, or (ii) an opinion of counsel satisfactory to the Corporation that neither the sale nor the proposed transfer constitutes a violation of any federal or state securities law.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION. The Corporation hereby represents, warrants and covenants that:

                  (a) It is purchasing the stock of the Corporation, TCF, Lone Star, Frontier and FMF Management hereby for investment only, for its own account, and not with a view to the distribution thereof;

                  (b) It understands that the stock of the Corporation, TCF, Lone Star, Frontier and FMF Management will be transferred without registration with the SEC under the Act, and will be transferred under one or more exemptions from registration in the Act and state securities laws that depend upon the intent hereby represented and that SFC will rely on such representation in transferring such stock without registration;

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

                  (c) It will make no transfer of the securities acquired by it hereunder in violation of the Act, any rules of the SEC, any state securities law or statute or this Agreement, and will not offer, sell, mortgage, pledge or otherwise dispose of the securities it acquired hereunder, unless, in the opinion of counsel satisfactory to SFC, registration under applicable federal or state securities laws is not required;

                  (d) The execution and delivery of this Agreement and the issuance of the Class B Common Stock by the Corporation have been duly and validly authorized by the Corporation and no other action or proceeding on the part of the Corporation is necessary to authorize this Agreement or to consummate the transactions contemplated hereby; and

                  (e) The stock certificates issued to it pursuant to this Agreement, and any replacements thereof, may be marked with a legend to the effect that such securities cannot be sold or transferred without either (i) registration under federal and state securities laws, or
         (ii) an opinion of counsel satisfactory to SFC that neither the sale nor the proposed transfer constitutes a violation of any federal or state securities law.

         4. DETERMINATION OF THE VALUE OF THE SFC SHARES. The parties acknowledge that the Board of Directors of the Corporation has determined in the exercise of its reasonable business judgment as of the date hereof the values of the consideration provided SFC hereunder in relation to the consideration provided by other subscribers for the Class B Common Stock as of the date hereof and giving effect to the Reorganization. Therefore, it is understood and agreed that, after the SFC Transfer and giving effect to the Reorganization, SFC will own 71.05% of the Class B Common Stock of the Corporation.

         5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to SFC's subscription for Class B Common Stock of the Corporation and with respect to the SFC Transfer.

         6. MODIFICATION. No modification of or amendment to this Agreement shall be binding unless executed in writing by both parties.

         7. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument, and this Agreement shall be effective when at least one counterpart hereof has been executed by each of the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       SONIC AUTO WORLD, INC.


                                       By:   /s/ Theodore M. Wright
                                             -----------------------------------
                                              Theodore M. Wright, Vice President


                                       SONIC FINANCIAL CORPORATION

                                       By:   /s/ William R. Brooks
                                             -----------------------------------
                                               William R. Brooks, Vice President

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